UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 9, 2009

PHOENIX FOOTWEAR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31309	15-0327010
(Commission File Number)	(IRS Employer Identification No.)

5840 El Camino Real, Suite 106, Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

(760) 602-9688

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry Into a Material Definitive Agreement.

Effective October 15, 2009, Phoenix Footwear Group, Inc. (“Phoenix Footwear” or the “Company”) and its subsidiaries together with Wells Fargo Bank, National Association (“Wells Fargo”), entered into a Third Amendment to Forbearance Agreement and Fourth Amendment to Credit and Security Agreement (the “Fourth Amendment”). The Fourth Amendment amends and modifies certain terms of the Credit and Security Agreement dated June 10, 2008 (the “Credit Agreement”), as amended by the Forbearance Agreement and First Amendment to Credit and Security Agreement dated July 7, 2009 (the “First Amendment”), the First Amendment to Forbearance Agreement and Second Amendment to Credit and Security Agreement dated July 24, 2009 (the “Second Amendment”), and the Second Amendment to Forbearance Agreement and Third Amendment to Credit and Security Agreement dated September 29, 2009 (the “Third Amendment”), among Phoenix Footwear and its subsidiaries and Wells Fargo.

Under the terms of the Fourth Amendment, the following changes were made to the Credit Agreement and Forbearance Agreement:

•	The borrowing base has been changed by decreasing the inventory sublimit to $2.3 million;

•	The percentage of Eligible Inventory, currently at 46%, shall be reduced by one percent (1%) each Business Day beginning on October 26, 2009 through and including the Forbearance Termination Date;

•

Upon receipt of the October earn-out payment due from Tandy Brands, Accessories, Inc. (the “October Tandy Payment”) in connection with the sales of the Company’s wholly-owned subsidiary, Chambers Belt Company, such payment shall be applied in the following order:

•	First, to the outstanding amounts of the $170,000 Forbearance Fee due under the First Amendment;

•	Second, to the Deferred Accommodation Fee due under the Third Amendment; and

•	Third, to the repayment of the Revolving Note, provided that such repayment shall not result in a permanent reduction of the maximum availability.

•	Subsequent earn-out payments by Tandy Brands, Accessories, Inc. to Chambers shall be applied to the repayment of the Revolving Note and may not be reborrowed unless consented to by Wells Fargo; and

•

The maturity date for the Revolving Note and the expiration of the forbearance period has been extended to October 23, 2009 with various automatic extensions that defer the maturity to November 30, 2009 provided the Company adheres to certain conditions.

Under the Fourth Amendment, Wells Fargo agreed, during a forbearance period, to refrain from exercising any rights and remedies which it is or may become entitled to as a result of the existing past financial covenant defaults (the “Specified Events of Default”). Also, the Fourth Amendment provides for Wells Fargo to continue making advances under the line of credit (except as described above), subject to the conditions of the Credit Agreement, excluding, however, the Specified Events of Default (which includes the defaults that have been disclosed to Wells Fargo to date). The forbearance period began on July 9, 2009 and, provided the Company meets certain conditions, ends on October 23, 2009, with various automatic extensions that the maturity date to November 30, 2009, subject to earlier termination at the election of Wells Fargo in the event of an occurrence of any event of default under the Credit Agreement other than the Specified Events of Default, and subject to automatic termination in the event of the occurrence of certain insolvency proceedings involving Phoenix Footwear or its subsidiaries.

The Fourth Amendment also provides that the continuing forbearance by Wells Fargo is conditioned upon Phoenix Footwear’s continuing engagement of a financial turnaround consulting firm (which has occurred) to provide specified financial consulting services and the repayment in full of all indebtedness owed to Wells Fargo on or before the maturity date of the Revolving Note. The Fourth Amendment requires Phoenix Footwear to pay a $25,000 accommodation fee on December 1, 2009 unless Phoenix Footwear repays the indebtedness in full on or before November 30, 2009.

As of October 14, 2009, the Company had $2.8 million outstanding under the Credit Agreement with remaining availability of $221,000. The Company is engaged in discussions with several different financing sources to provide the Company with proceeds to repay in full its revolving line of credit debt on or before November 30, 2009. There is no assurance, however, that the Company will be able to obtain such a facility on acceptable terms and covenants or when and if the Company will be able to repay its current facility in full. If the Company is unable to complete a financing transaction prior to November 30, 2009, the Company plans to seek a fourth extension of the forbearance period so that it may complete such a transaction. There is no assurance that it will be granted or the terms and conditions thereof. If such a request is not granted, Wells Fargo may accelerate the Company’s indebtedness and/or foreclose on its assets.

The description of the agreements above is qualified in its entirety by reference to the full text of the applicable agreements, copies of which will be attached as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ended October 3, 2009.

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

On October 15, 2009, Phoenix Footwear Group, Inc. (the Company) issued a press release announcing its financial results for the three and nine months ended October 3, 2009. A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this current report on Form 8-K.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Section 3 – Securities and Trading Markets

Item 3.03	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 9, 2009, Phoenix Footwear Group, Inc. (Phoenix Footwear) received written notice from the NYSE Amex LLC (the NYSE Amex) indicating that Phoenix Footwear does not meet certain of the continued listing standards of the NYSE Amex. Specifically, the notice stated that Phoenix Footwear is not in compliance with Section 1003(a)(ii) of the NYSE Amex Company Guide, with stockholders equity of less than $4,000,000 and losses from continuing operations and/or net losses in three of its four most recent fiscal years. The notice also stated that Phoenix Footwear must submit a plan to the NYSE Amex by November 9, 2009 addressing how Phoenix Footwear intends to regain compliance with those continued listing standards by April 11, 2011, and that this plan must be approved by the NYSE Amex, in order for Phoenix Footwear to maintain its listing. Phoenix Footwear intends to submit to the NYSE Amex by November 9, 2009 a plan for compliance with the applicable NYSE Amex continued listing standards.

As required under NYSE Amex rules, Phoenix Footwear issued a press release on October 15, 2009, announcing that it had received the notice from the NYSE Amex and that Phoenix Footwear intends to submit a plan to attain compliance with the applicable NYSE Amex continued listing standards. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are intended to be covered by the safe harbors created thereby. These forward-looking statements include, but are not limited to, statements regarding extension of the Wells Fargo forbearance period, the refinancing of Phoenix Footwear’s indebtedness with Wells Fargo and/or statements preceded by, followed by or that include the words “believes,” “could,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “seeks,” “exploring,” or similar expressions. No assurances can be given that the future results or events covered by such forward-looking statements will be achieved or that the transactions described herein will be consummated. Further, investors are cautioned that all forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. More information about potential factors that could affect these forward-looking statements are included in the documents that the Phoenix Footwear files with the Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K, including under the heading “Cautionary Statement Concerning Forward-Looking Information” contained in the Phoenix Footwear’s Annual Report on Form 10-K for the fiscal year ended January 3, 2009 filed with the SEC, all of which are available at the SEC’s website (http://www.sec.gov) and Phoenix Footwear’s press releases, including the press release filed as an exhibit to this report. All forward-looking statements included in this filing are based on information available at the time of this filing, and the Phoenix Footwear assumes no obligation to update any forward-looking statements after the date of this report.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued October 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.

Dated, October 15, 2009		/s/ DENNIS T. NELSON
	Name:	Dennis T. Nelson
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued October 15, 2009.